Exhibit 99.1

SHARE EXCHANGE AGREEMENT

by and among

ORGANETIX, INC.
a Delaware Corporation

and

ADAO TELECOM, INC.
a Florida Corporation

and

THOSE PERSONS LISTED EXCHANGING STOCKHOLDERS

Dated January 24, 2007

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, made and entered into this 24th day of January 2007 by and among Organetix, Inc., a Delaware corporation (together with its subsidiaries, "OGTX”), ADAO Telecom, Inc., a Florida Corporation (“ADAO”) and those stockholders of ADAO listed on Schedule A hereto (“Exchanging Stockholders”).

Premises

A. This Agreement provides for the acquisition of ADAO by OGTX whereby ADAO shall become a wholly owned subsidiary of OGTX and in connection therewith, the issuance of 73,500,000 ($.0001 par value per share) restricted shares of common stock of OGTX equal to 53.5% of the outstanding shares of common stock after the exchange of OGTX to the shareholders of ADAO and the raising of a maximum of $395,000 through the sale of equity at $0.03 per share prior to Closing. As further consideration, subsequent to Closing and the increase of OGTX’s authorized number of shares of Common Stock from 150,000,000 to 300,000,000, Adao will receive an additional 17,000,000 shares of common stock of OGTX.

B. The boards of directors of ADAO and OGTX have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

Agreement

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS AND WARRANTIES OF
OGTX

As an inducement to and to obtain the reliance of ADAO and the Exchanging Stockholders, OGTX represents and warrants as follows:

Section 1.1 Organization. OGTX is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. As found in the OGTX public filings with the Securities and Exchange Commission are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of OGTX as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of OGTX’s articles of incorporation or bylaws, as amended. OGTX has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

Section 1.2 Capitalization. The authorized capitalization of OGTX consists of 150,000,000 common shares, $.0001 par value per share, and no preferred shares. As of the date of closing, OGTX shall have approximately 149,548,667 common shares issued and outstanding. OGTX is presently a public company listed on the OTC Bulletin Board under the symbol “OGTX.OB”, is up to date with all filings, and is fully compliant and in good standing.

All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. OGTX has no other securities, warrants or options authorized or issued.

Section 1.3 Subsidiaries and Predecessor Corporations. OGTX does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

Section 1.4 Options and Warrants. Other than those found in Schedule 1.4, there are no existing options, warrants, calls or commitments of any character to which OGTX is a party and by which it is bound.

Section 1.5 Claims, Litigation and Proceedings. To the best of OGTX’s knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against OGTX, affecting OGTX or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of OGTX. OGTX does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.6 Material Contract Defaults. To the best of OGTX's knowledge and belief, OGTX is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of OGTX, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which OGTX has not taken adequate steps to prevent such a default from occurring.

Section 1.7 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which OGTX is a party or to which any of its properties or operations are subject.

Section 1.8 Governmental Authorizations. To the best of OGTX’s knowledge and belief, OGTX has all licenses, franchises, permits or other governmental authorizations legally required to enable OGTX to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by OGTX of this Agreement and the consummation of OGTX of the transactions contemplated hereby. OGTX is current with all of its reporting obligations of the Securities Exchange Act of 1934, as amended.

Section 1.9 Tax Matters; Books & Records

(a) The books and records, financial and others, of OGTX are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

(b) OGTX has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

Section 1.10 Information. The information concerning OGTX as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 1.11 Title and Related Matters. OGTX owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with OGTX's business. No third party has any right to, and OGTX had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of OGTX or any material portion of its properties, assets or rights.

ARTICLE II

REPRESENTATIONS, COVENANTS AND WARRANTIES
OF ADAO

As an inducement to, and to obtain the reliance of OGTX, ADAO represents and warrants as follows:

Section 2.1 Organization.  ADAO is a corporation duly organized, validly existing and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Annexed hereto as Schedule 2.1 are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of ADAO as in effect on the date hereof. Such corporate formation documents are complete and correct as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision thereof. ADAO has full power, authority and legal right and has taken all action required by law, its charter or otherwise to authorize the execution and delivery of this Agreement.

Section 2.2 Capitalization. The authorized capitalization of ADAO consists of ____10,000_____ shares of common stock, $.__.01_____ par value and no preferred shares. All issued and outstanding ADAO shares have been legally issued and are nonassessable.

Section 2.3  Subsidiaries. ADAO does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

Section 2.4 Tax Matters; Books & Records

(a) The books and records, financial and others, of ADAO are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and [Financial Statements to be annexed].

(b)	ADAO has no liabilities with respect to the payment of taxes of any kind (including any deficiencies, interest or penalties).

(c)	All material assets of ADAO are listed herein and attached as Schedule 2.4(c).

(d)	All books and records are in auditable condition and may be audited without incurring undue time or expense.

Section 2.5 Information. The information concerning ADAO as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 2.6 Title and Related Matters. ADAO has good and marketable title to and, except as stated herein, is the sole and exclusive owner of all of its properties, licenses, inventory, interests in properties and assets, real and personal (collectively, the "Assets"), free and clear of all liens, pledges, charges or encumbrances. ADAO owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with ADAO's business. No third party has any right to, and ADAO had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of ADAO or any material portion of its properties, assets or rights.

Section 2.7 Litigation and Proceedings. There are no actions, suits or proceedings pending or, to the best of ADAO's knowledge and belief, threatened by or against or affecting ADAO, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of ADAO. ADAO does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

Section 2.8 Contracts. At Closing:

(a) ADAO will not be a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as ADAO can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of ADAO; and

(b) Other than the agreements found in Schedule 2.8(b) ADAO is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

Section 2.9 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which ADAO is a party or to which any of its properties or operations are subject.

Section 2.10 Material Contract Defaults. To the best of ADAO's knowledge and belief, ADAO is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of ADAO, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which ADAO has not taken adequate steps to prevent such a default from occurring.

Section 2.11 Governmental Authorizations. To the best of ADAO's knowledge, ADAO has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof.

Section 2.12 Compliance With Laws and Regulations. To the best of ADAO's knowledge and belief, ADAO has complied with all applicable statutes and regulations, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, assets or condition of ADAO or would not result in ADAO's incurring any material liability.

Section 2.13 Material Transactions or Affiliations. ADAO has provided OGTX with copies of all material contracts to which ADAO is a party and which are to be performed in whole or in part after the date hereof. ADAO has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by ADAO to own beneficially, ten percent (10%) or more the issued and outstanding Common Stock of ADAO and which is to be performed in whole or in part after the date hereof. ADAO has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

Section 2.14 Labor Relations. ADAO has never had a work stoppage resulting from labor problems.

ARTICLE III

EXCHANGE PROCEDURE AND OTHER CONSIDERATION

Section 3.1 Share Exchange/Delivery of ADAO Securities. Upon due and complete execution by the Exchanging Stockholders of the Subscription Agreements (“Subscription Agreements”) in the form attached as Schedule 3.1, the ADAO Exchanging Stockholders will deliver their shares of ADAO Common Stock to OGTX and will relinquish all rights, title and interest to and in the ADAO Common Stock held by them and hereto receive 7,350 shares of OGTX common stock for each share of ADAO Common Stock delivered with any resulting fractional figure less than 1 share being rounded down.

Section 3.2 Transfer of ADAO Common Shares. In exchange for all of the ADAO Common Shares tendered pursuant to Section 3.1, OGTX shall issue an aggregate of 73,500,000 shares of Common Stock equal to 53.5% of the total outstanding to the shareholders of ADAO. Such percentage shall be on a fully-diluted basis which includes the completion of equity raise in the amount of $395,000, of which $300,000 shall be used for the development of the Prototype as defined in Section 3.3 and $95,000 shall be used for expenses related to the transaction contemplated by this Agreement and any overages related to the development of the Prototype which are mutually agreed to between the parties hereto. Such shares shall be "restricted" in accordance with Rule 144 of the Securities Act of 1933, as amended (“Securities Act”). The transfer of stock referred to in this Section 3.2 shall be subject to the terms of the Subscription Agreement attached as Schedule 3.2. See Schedule 3.4 - Use of Funds

Section 3.3 Consideration for Development of Prototype. Within 5 days from receipt of Adao signatures hereof, OGTX shall transfer $300,000 to ADAO which shall be used specifically to develop the cellular phone in accordance with the specifications found attached hereto as Schedule 3.3 (“Prototype”). It is agreed that upon completion of this Share Exchange Agreement, OGTX/the “Company”, shall own all rights, title and interest to the Prototype, including the Prototype itself, and that any documentation effecting title to the Prototype and the intellectual property related thereto shall be promptly assigned to the company.

  Section 3.4 Events Prior to Closing. Upon execution hereof or as soon thereafter as practicable, management of ADAO and OGTX shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced below.

Section 3.5 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be no later than May 30th, 2007 unless otherwise agreed by OGTX and ADAO.

Section 3.6 Officers of OGTX After Acquisition. At the Closing, OGTX will cause the current officers of OGTX to resign and appoint:

(a)	Edward A. Holmes as Chief Executive Officer of OGTX;
(b)	Karen M. Wilson as President; and
(c)	_______________ as Chief Financial Officer.

Section 3.7 Board of Directors of OGTX After Acquisition. At the Closing, the current directors of OGTX will resign and cause the following to be elected directors:

(a)	Edward A. Holmes, as Chairman;
(b)	Karen M. Wilson;
(c)	________________;
(d)	________________; and
(e)	One designee of OGTX.

ARTICLE IV

SPECIAL COVENANTS

Section 4.1 Access to Properties and Records. It is acknowledged by each of OGTX and ADAO, that its officers and authorized representatives have been afforded full access to the other’s properties, books and records of ADAO and OGTX as the case may be, so that each had full opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each has furnished the other with such additional financial and operating data and other information as to the business and properties of ADAO and OGTX as the case may be, as the other shall from time to time reasonably request.

Section 4.2 Availability of Regulation D. Each of the parties acknowledge that the common stock of OGTX to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in the Securities Act of 1933, as amended. OGTX is under no obligation to register such shares under the Securities Act, or otherwise. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

Section 4.3 Special Covenants and Representations Regarding the ADAO Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the OGTX Common Shares to the Shareholders of ADAO as contemplated hereby, constitutes the offer and sale of securities under the Securities Act of 1933, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statute which depends, inter alia, upon the circumstances under which the ADAO Shareholders acquire such securities.

Section 4.4 Third Party Consents. ADAO and OGTX agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.5 Indemnification.

(a) ADAO hereby agrees to indemnify OGTX and each of the officers, agents and directors of OGTX against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

(b) OGTX hereby agrees to indemnify ADAO and each of the officers, agents, directors and current shareholders of ADAO as of the Closing against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF OGTX

The obligations of OGTX under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

Section 5.1 Accuracy of Representations. The representations and warranties made by ADAO in this Agreement were true when made and shall be true at the Closing with the same force and effect as if such representations and warranties were made at the Closing (except for changes therein permitted by this Agreement), and ADAO shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by ADAO prior to or at the Closing.

Section 5.2 Shareholder Approval. A minimum of 95% of the Shareholders of ADAO shall have approved this Agreement and the transactions contemplated herein.

Section 5.3 No Material Adverse Change. Prior to the Closing, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or ADAO.

Section 5.4 Delivery of Prototype. No less than 5 days prior to Closing, the Prototype shall be delivered to OGTX in its current operating state.

Section 5.5 Sales Opportunities  No less than 5 days prior to Closing, Adao will deliver the results of its best efforts to secure Letters of Intent (LOI’s) and potentially Conditional Advanced Purchase Orders (CAPO’s) that refer to sales commitments of the new Adao cellular product.

Section 5.6 Audited Financial Statements. Prior to or contemporaneous with the Closing, ADAO shall have delivered financial statements audited in accordance with GAAP, reflecting no material liabilities and in satisfaction of the requirements of the 1934 Exchange Act as the Company is required to file a current report on Form 8-K with the Securities and Exchange Commission within 4 days of Closing. Such report must include, among others, consolidated, audited financial statements for the past two years of operations and basic information regarding ADAO’s business and its management.

Section 5.7 Other Items. OGTX shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as OGTX may reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF ADAO

The obligations of ADAO and the Exchanging Stockholders under this Agreement are subject to the satisfaction, at or before the Closing (unless otherwise indicated herein), of the following conditions:

Section 6.1 Accuracy of Representations. The representations and warranties made by OGTX in this Agreement were true when made and shall be true as of the Closing (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing, and OGTX shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by OGTX prior to or at the Closing.

Section 6.2 No Material Adverse Change. Prior to the Closing, there shall not have occurred any material adverse change in the financial condition, business or operations or nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of OGTX.

Section 6.3 Transfer of Funds for Prototype Development. Within 5 days of Adao signing this Agreement, OGTX shall have transferred $300,000.00 to ADAO for the development of the Prototype.

ARTICLE VII

OBLIGATION OF CERTAIN PARTIES AFTER CLOSING

Section 7.1 Financing Post-Closing. Assuming OGTX has taken the necessary steps to increase the authorized number of shares of common stock accordingly, Lusierna Asset Management Ltd. (“Lusierna”) and its agents shall make its best efforts to raise between $3,500,000 and $4,500,000 prior to June 15, 2007 (“Financing”). Upon execution of this agreement, the current ADAO officers agree to promptly enter into an agreement with Lusierna and its agents if Lusierna so desires, pursuant to which Lusierna shall provide investor relations services to OGTX for a period of 12 months at a monthly fee of $10,000. This monthly fee will be accrued and payment deferred until such time as the Post-Closing financing referenced above, is completed.

Section 7.2 Public Filings and Name Change. Within 4 business days of Closing, the post-Exchange OGTX shall prepare and file a current report on Form 8-K incorporating all of the required disclosure information therein. Further, as soon as practicable after Closing, the post-Exchange OGTX shall file with the State of Delaware an amendment to its articles of incorporation increasing the authorized number of shares of Common Stock to 300,000,000 and changing the name to “Adao Wireless, Inc.” or other similar name if that is not available.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Brokers and Finders. There are no broker or finder’s fees due to any party from either OGTX or ADAO.

Section 8.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, United States of America. Jurisdiction is New York.

Section 8.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to OGTX:	Organetix, Inc.
Dr. David F. Hostelley, CPA
President
9974 Huntington Park Drive
Strongsville, Ohio 44136
Voice: 440-238-8316
Fax: 440-238-8346

If to ADAO:	ADAO Telecom, Inc.
Mr. Edward A. Holmes
Chief Executive Officer
Tel: 919-609-5055
Fax: 919-570-0539

With a copy to:	William Rosenstadt, Esq.
Rubin, Bailin, Ortoli, LLP
405 Park Avenue
New York, New York, 10022-4405
Tel: 212 935-0900
Fax: 212 826 9307

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

Section 8.4 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

Section 8.5 Third Party Beneficiaries. This contract is solely among ADAO, the Exchanging Stockholders and OGTX and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 8.6 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except a set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

Section 8.7 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing and the consummation of the transactions herein contemplated for a period of 24 months.

Section 8.8 Counterparts. This Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 8.9  Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 8.10 Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

Section 8.11 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 8.12 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 8.13 Benefit. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

Section 8.14 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 8.15 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

Section 8.16 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

Section 8.17 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

ORGANETIX, INC., INC.

By: /s/ Dr. David F. Hostelley
Dr. David F. Hostelley
President

LUSIERNA ASSET MANAGEMENT, solely with respect to Section 7.1

By: /s/ Antonio Treminio
Antonio Treminio
President

ADAO TELECOM, INC.

By: /s/ Edward A. Holmes
Edward A. Holmes
Chief Executive Officer

By: /s/ Karen M. Wilson
Karen M. Wilson
President

Schedule 1.4
List of OGTX Warrants

Schedule 2.1
ADAO Articles of Incorporation, Bylaws and Amendments (as applicable)

Schedule 2.4(c)
List of ADAO Assets

Schedule 2.8(b)
Material Contracts

Schedule 3.1
Form of Subscription Agreement

Schedule 3.3
Prototype Specification Page

Schedule 3.4
Use of Funds

Prototype Development Funds		$300,000

Prototype Development

Engineering & Design	$165,000
Software Development	$25,000
Plastics & Case Design (SLA's)	$10,000
PCB Design & Configuration	$50,000
Testing & NRE's	TBD
		$250,000

SG&A
Sales, General, & Administrative Expense		$50,000